Long-Term Debt and Short-Term Borrowings	9 Months Ended
Sep. 30, 2024
Debt Disclosure [Abstract]
Long-Term Debt and Short-Term Borrowings	Long-Term Debt and Short-Term Borrowings
Carrying value includes the impact of debt issuance costs. Long-term debt and short-term borrowings as of September 30, 2024 consisted of the following:

(Millions)	Currency/ Fixed vs. Floating	Final Maturity Date	Carrying Value
Description			September 30, 2024
Eighteen month senior term loan credit facility	USD Floating	2025	$300
Three year senior term loan credit facility	USD Floating	2027	979
$1 billion 5.45 percent three year senior notes	USD Fixed	2027	994
$1.5 billion 5.40 percent five year senior notes	USD Fixed	2029	1,487
$1 billion 5.45 percent seven year senior notes	USD Fixed	2031	990
$1.65 billion 5.60 percent ten year senior notes	USD Fixed	2034	1,636
$1.25 billion 5.90 percent thirty year senior notes	USD Fixed	2054	1,231
$500 million 6.00 percent forty year senior notes	USD Fixed	2064	492
Other borrowings			—
Total long-term debt			8,109
Less: current portion of long-term debt			300
Long-term debt (excluding current portion)			$7,809
Senior Notes
On February 27, 2024, the Company issued six series of senior notes with a combined aggregate principal amount of $6.9 billion: $1 billion aggregate principal amount of 5.45% senior notes due 2027, $1.5 billion aggregate principal amount of 5.40% senior notes due 2029, $1 billion aggregate principal amount of 5.45% senior notes due 2031, $1.65 billion aggregate principal amount of 5.60% senior notes due 2034, $1.25 aggregate principal amount of
5.90% senior notes due 2054, and $0.5 billion aggregate principal amount of 6.00% senior notes due 2064 (collectively, the “Senior Notes”). Interest payments on the Senior Notes are due semi-annually until maturity, with the first payment due in August 2024. The Company recorded $62 million of debt issuance costs related to the Senior Notes. Debt issuance costs are presented as a reduction of debt in the condensed consolidated and combined balance sheets and are amortized as a component of interest expense over the term of the related debt using the effective interest method.
In connection with the issuance of the senior notes, the Company entered into a registration rights agreement with the initial purchasers, pursuant to which the Company is obligated to use commercially reasonable efforts to file with the SEC and cause to become effective a registration statement with respect to an offer to exchange each series of Senior Notes for registered notes with terms that are substantially identical in all material respects to the notes of such series.
The Senior Notes were offered as part of the financing for the Spin-Off. In connection with the consummation of the Spin-Off, Solventum made direct and indirect cash payments to 3M as partial consideration for 3M’s transfer of its health care business to Solventum. All of the net proceeds from the offering of the notes were paid to 3M, other than amounts retained in order to achieve the $600 million retained cash target.
The Senior Notes are governed by an indenture and supplemental indenture between the Company and a trustee (collectively, the “Indenture”). The Indenture contains certain customary affirmative and negative covenants, including restrictions on the Company’s ability to consolidate, merge, convey, transfer or lease substantially all of its assets. In addition, the Indenture contains other customary terms, including certain events of default, upon the occurrence of which, the Senior Notes may be declared immediately due and payable.
Credit Facilities
On February 16, 2024, the Company entered into credit agreements providing for:
•a five year senior unsecured revolving credit facility in an aggregate committed amount of $2.0 billion expiring in 2029 (the “5-year Revolving Credit Facility”); and
•an eighteen month senior unsecured term loan credit facility in an aggregate principal amount of $500 million and a three year senior unsecured term credit loan facility in an aggregate principal amount of $1.0 billion (together, the “Term Loan Credit Facilities”, and together with the 5-Year Revolving Credit Facility, the “Credit Facilities”).
The Company intends to use the Credit Facilities for general corporate purposes. At September 30, 2024, there are no amounts outstanding under the 5-year Revolving Credit Facility. On March 7, 2024, the Company drew on the Term Loan Credit Facilities in the amount of $1.48 billion. These Term Loan Credit Facilities have a floating interest rate based on a Secured Overnight Financing Rate (“SOFR”) index.
In August 2024, the Company repaid $200 million of the aggregate principal amount outstanding under the eighteen month senior unsecured term loan credit facility.
Commercial Paper
On March 4, 2024, the Company entered into a commercial paper program that allows it to issue up to $2.0 billion aggregate principal amount of short-term notes to finance short-term liabilities. Any such issuance will mature within 364 days from date of issue. There was no commercial paper outstanding as of September 30, 2024.
Future Maturities of Long-term Debt: Maturities of long-term debt in the table below reflect the impact of repayment such that total maturities equal the contractual value of long-term debt net of amounts repaid as of
September 30, 2024. The maturities of long-term debt for the periods subsequent to September 30, 2024 are as follows (in millions):

Remainder of 2024	2025	2026	2027	2028	2029	After 2029	Total
$—	$300	$—	$1,980	$—	$1,500	$4,400	$8,180
Financial Instruments Not Measured at Fair Value
The fair values of cash equivalents, accounts receivable, and accounts payable approximated carrying values because of the short-term nature of these instruments. At September 30, 2024, the estimated fair value of the Company’s long-term debt obligations, comprised of both Senior Notes and Term Loan Credit Facilities with current portions excluded, was $8.1 billion compared to a carrying value of $7.8 billion. The Company did not have any outstanding debt obligations at December 31, 2023. The fair value was estimated using quoted market prices for the publicly registered Senior Notes, which are classified as Level 2 within the fair value hierarchy. The fair values and principal values consider the terms of the related debt and exclude the impacts of debt discounts. Because there is no active market for trading outstanding term loans, the fair values of the Term Loan Credit Facilities are estimated to be equal to their respective carrying values.